Exhibit 99.1

TENDER AND SUPPORT AGREEMENT

TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of February 21, 2007, is by and among Whole Foods Market, Inc., a Texas corporation (“Purchaser”), WFMI Merger Co., a Delaware corporation and wholly-owned subsidiary of Purchaser (“Merger Sub”), Wild Oats Market, Inc., a Delaware corporation (the “Company”), Yucaipa American Alliance Fund I, L.P., a Delaware limited partnership (“YAAF”), and Yucaipa American Alliance (Parallel) Fund I, L.P., a Delaware limited partnership (“YAAF Parallel”) (each of YAAF and YAAF Parallel being referred to herein as a “Securityholder”).

WHEREAS, as of the date hereof, YAAF and YAAF Parallel beneficially own 3,160,296 and 2,215,304 shares, respectively, of common stock of the Company (“Company Common Stock”) (such shares, together with any shares of Company Common Stock that are hereafter issued to or otherwise acquired or owned by any Securityholder prior to the termination of this Agreement being referred to herein as the “Subject Shares”);

WHEREAS, as a condition to their willingness to enter into the Agreement and Plan of Merger (the “Merger Agreement”) dated as of the date hereof, among Purchaser, Merger Sub and the Company, Purchaser and Merger Sub have required that each Securityholder, and in order to induce Purchaser and Merger Sub to enter into the Merger Agreement each Securityholder (only in such Securityholder’s capacity as a holder of the Subject Shares) has agreed to, enter into this Agreement; and

WHEREAS, capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, the parties hereto agree as follows:

ARTICLE 1

AGREEMENT TO TENDER

Section 1.01.          Agreement to Tender.  Unless this Agreement shall have been terminated in accordance with its terms, each Securityholder shall validly tender or cause to be tendered in the Offer all of such Securityholder’s Subject Shares pursuant to and in accordance with the terms of the Offer.  As promptly as practicable, but in any event no later than five Business Days after receipt by such Securityholder of all documents or instruments required to be delivered pursuant to the terms of the Offer, including but not limited to the letter of transmittal, each Securityholder shall (i) deliver to the depositary designated in the Offer (the “Depositary”) (A) a letter of transmittal with respect to its Subject Shares complying with the terms of the Offer, (B) a certificate or certificates representing such Subject Shares or an “agent’s message” (or such other evidence, if any, of transfer as the Depositary may reasonably request) in the case of a book-entry transfer of any uncertificated Subject Shares and (C) all other documents or instruments required to be delivered by other stockholders of the Company pursuant to the terms of the Offer, and/or (ii) instruct its broker or such other Person that is the holder of record of any Subject Shares beneficially owned by such Securityholder to tender such Subject Shares pursuant to and in accordance with the terms of the Offer. Each Securityholder agrees that, once its Subject Shares are tendered, such Securityholder will not withdraw any of such Subject Shares from the Offer, unless and until (i) the Offer shall have been terminated by Merger Sub in accordance with the terms of the Merger Agreement or (ii) this Agreement shall have been terminated in accordance with its terms.

Section 1.02.          Merger Consideration.  Any amount of Merger Consideration paid for each share of Company Common Stock in excess of the Offer Price must be paid, promptly after the Effective Time, to each Securityholder in respect of such Securityholder’s Subject Shares.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE SECURITYHOLDERS

Each Securityholder represents and warrants to Purchaser and Merger Sub as to itself, severally and not jointly, that:

Section 2.01.          Authorization; Binding Agreement.  The consummation of the transactions contemplated hereby are within such Securityholder’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational actions on the part of such Securityholder.  Such Securityholder signing this Agreement has full power and authority to execute, deliver and perform this Agreement.

Section 2.02.          Non-Contravention. The execution, delivery and performance by such Securityholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any certificate of incorporation, bylaws or other organizational documents of such Securityholder, (ii) violate any law applicable to such Securityholder, (iii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which such Securityholder is entitled under any provision of any agreement or other instrument binding on such Securityholder or (iv) result in the imposition of any Lien on any asset of such Securityholder, in the case of each of clauses (ii) through (iv) such as would impair or adversely affect such Securityholder’s ability to perform its obligations hereunder.

Section 2.03.          Ownership of Subject Shares; Total Shares.  Such Securityholder is the record or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of its Subject Shares and, as of the date of Merger Sub’s acceptance of the shares of Company Common Stock in the Offer, such Subject Shares will be free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote or otherwise transfer such Subject Shares), except as provided hereunder or pursuant to any applicable restrictions on transfer under the Securities Act.

Section 2.04.          Voting Power.  Such Securityholder has full voting power, with respect to its Subject Shares, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of its Subject Shares.  None of such Securityholder’s Subject Shares are subject to any voting trust or other agreement or arrangement with respect to the voting of such shares, except as provided hereunder.

ARTICLE 3

ADDITIONAL COVENANTS OF THE SECURITYHOLDERS

Each Securityholder hereby covenants and agrees as to itself, severally and not jointly, that:

Section 3.01.          Voting of Subject Shares.

(a)           At every meeting of the stockholders of the Company called, and at every adjournment or postponement thereof, such Securityholder shall, or shall cause the holder of record on any applicable record date to, vote its Subject Shares (to the extent that any of such Securityholder’s Subject Shares are not purchased in the Offer) (i) in favor of the adoption of the Merger Agreement and the transactions contemplated thereby, (ii) against (A) any agreement or arrangement related to any Acquisition Proposal, (B) any liquidation, dissolution, recapitalization, extraordinary dividend or other significant corporate reorganization of the Company or any of its Subsidiaries or (C) any other transaction the consummation of which would reasonably be expected to impede, interfere with, prevent or materially delay the Offer or the Merger or that would reasonably be expected to dilute materially the benefits to Purchaser of the transactions contemplated by the Merger Agreement and (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement, which is considered at any such meeting of stockholders, and in connection therewith to execute any documents reasonably requested by Purchaser that are necessary or appropriate in order to effectuate the foregoing.

(b)           In order to secure the performance of such Securityholder’s obligations under this Agreement, by entering into this Agreement, such Securityholder hereby irrevocably grants a proxy appointing each executive officer of Purchaser as such Securityholder’s attorney-in-fact and proxy, with full power of substitution, for and in its name, to vote, express consent or dissent, or otherwise to utilize such voting power in the manner contemplated by Section 3.01(a) above as such attorney-in-fact and proxy, in its sole discretion, deems proper with respect to such Securityholder’s Subject Shares.  The proxy granted by such Securityholder pursuant to this Section 3.01(b) shall be revoked automatically, without any notice or other action by any Person, upon termination of this

Agreement in accordance with its terms.  Such Securityholder hereby revokes any and all previous proxies granted with respect to its Subject Shares.

(c)           Each Securityholder shall retain at all times the right to vote such Securityholder’s Subject Shares in such Securityholder’s sole discretion and without any other limitation on those matters other than those set forth in Section 3.01(a) above that are at any time or from time to time presented for consideration to the Company’s stockholders generally.

Section 3.02.          No Inconsistent Arrangements.  Except as provided hereunder or under the Merger Agreement, such Securityholder shall not, directly or indirectly, (i) create or permit to exist any Lien on any such Subject Shares, (ii) enter into any contract with respect to any transfer of such Subject Shares or any interest therein, (iii) grant or permit the grant of any proxy, power of attorney or other authorization in or with respect to such Subject Shares, (iv) deposit or permit the deposit of such Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Subject Shares or (v) take or permit any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or otherwise make any representation or warranty of each Securityholder herein untrue or incorrect.

Section 3.03.          No Exercise of Appraisal Rights.   Such Securityholder agrees not to exercise any appraisal rights or dissenter’s rights in respect of its Subject Shares that may arise with respect to the Merger.

Section 3.04.          Documentation and Information.  Such Securityholder (i) consents to and authorizes the publication and disclosure by Purchaser of its identity and holding of Subject Shares, the nature of its commitments and obligations under this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement) and any other information, in each case that Purchaser reasonably determines is required to be disclosed by applicable law in any press release, the Offer Documents or any other disclosure document in connection with the Offer, the Merger and any transactions contemplated by the Merger Agreement and (ii) agrees promptly to give to Purchaser any information it may reasonably require for the preparation of any such disclosure documents. Such Securityholder agrees to promptly notify Purchaser of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that any shall have become false or misleading in any material respect.

ARTICLE 4

MISCELLANEOUS

Section 4.01.  Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given, (i) if to Purchaser, Merger Sub or the Company, in accordance with the provisions of the Merger Agreement and (ii) if to YAAF or YAAF Parallel, to 9130 W. Sunset Boulevard,

Los Angeles, California 90069 (attention: Robert P. Bermingham), or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to each other party hereto.  All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

Section 4.02           Termination.  This Agreement shall terminate automatically, without any notice or other action by any Person, upon the earlier of (i) the termination of the Merger Agreement in accordance with its terms and (ii) the Effective Time.  Each Securityholder shall have the right to terminate this Agreement immediately following (A) any change in the nature of the consideration payable in the Offer or the Merger, (B) any decrease in consideration payable in the Offer or the Merger or (C) any increase in the consideration payable to holders of Subject Shares that is not made equally available to holders of all shares of Company Common Stock.  Notwithstanding the foregoing, nothing set forth in this Section 4.02 or elsewhere in this Agreement shall relieve either party hereto from liability, or otherwise limit the liability of either party hereto, for any breach of this Agreement.

Section 4.03.          Survival of Representations and Warranties.  The representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time.

Section 4.04.          Amendments and Waivers.  Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 4.05.          Expenses.   Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 4.06.          Binding Effect; Benefit; Assignment.   The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.  No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any person other than the parties hereto and their respective successors and assigns.  No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except that each of Purchaser and Merger Sub may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to one or more of its Affiliates at any time; provided, that such transfer or assignment shall not relieve Purchaser or Merger Sub of any of its obligations hereunder.

Section 4.07.          Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

Section 4.08.          Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by each other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 4.09.          Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to its subject matter.

Section 4.10.          Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 4.11.          Specific Performance.   The parties hereto agree that each of Purchaser and Merger Sub would be irreparably damaged if for any reason any Securityholder fails to perform any of its obligations under this Agreement, and that each of Purchaser and Merger Sub would not have an adequate remedy at law for money damages in such event. Accordingly, each of Purchaser and Merger Sub shall be entitled to specific performance and injunctive and other equitable relief to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at law or in equity.

[SIGNATURE PAGE FOLLOWS]

The parties are executing this Agreement on the date set forth in the introductory clause.

Whole Foods Market, Inc.

By:	/s/ Glenda Chamberlain
Glenda Chamberlain, Executive Vice President and Chief Financial Officer

WFMI Merger Co.

By:	/s/ Roberta Lang
Roberta Lang, President

Wild Oats Markets, Inc.

By:	/s/ Greg Mays
Name: Greg Mays
Title: Chairman & CEO

Signature Page to
Tender and Support Agreement

Yucaipa American Alliance Fund I, LP

By:	Yucaipa American Alliance Fund I, LLC
Its:	General Partner

By:	Yucaipa American Funds, LLC
Its:	Managing Member

By:	Yucaipa American Management, LLC
Its:	Managing Member

By:	/s/ Robert P. Bermingham
Robert P. Bermingham
Vice President

Yucaipa American Alliance (Parallel) Fund I, LP

By:	Yucaipa American Alliance Fund I, LLC
Its:	General Partner

By:	Yucaipa American Funds, LLC
Its:	Managing Member

By:	Yucaipa American Management, LLC
Its:	Managing Member

By:	/s/ Robert P. Bermingham
Robert P. Bermingham
Vice President

Signature Page to
Tender and Support Agreement